Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

July 2, 2025

JPMorgan Chase Bank, N.A., as Administrative Agent

500 Stanton Christiana Road

NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Thomas Trullinger

Attention: Christopher Draper

Ladies and Gentlemen:

We refer to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of April 10, 2025 (as amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Fidelity Private Credit Fund (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. You have advised us that the Borrower has requested in a letter dated July 2, 2025 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Commitments be increased on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.08(e) of the Credit Agreement, U.S. Bank National Association (the “Increasing Lender”), hereby agrees to make additional Commitments in the amount set forth opposite the name of the Increasing Lender in Schedule I hereto pursuant to the instruction of the Administrative Agent, such additional Commitments to be effective as of the Increase Date (as defined in the Increase Request); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Increase Date, in substantially the form of Exhibit I hereto.

B. Confirmation of Increasing Lender. The Increasing Lender agrees that, from and after the Increase Date, its additional Commitment, set forth in Schedule I hereto, shall be included in its Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.

C. Acknowledgement by Administrative Agent. Notwithstanding anything to the contrary in Section 2.08(e)(i)(A) of the Credit Agreement, the Administrative Agent hereby acknowledges that the Commitment Increase is in an aggregate principal amount of $10,000,000.

D. Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Commitment Increase Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures (including, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform) or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system,

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as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

E. Governing Law. This Commitment Increase Agreement shall be construed in accordance with and governed by the law of the State of New York. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Commitment Increase Agreement

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Very truly yours,

INCREASING LENDER

U.S. Bank National Association

By:	/s/ Kevin Shenoy
Name:	Kevin Shenoy
Title:	Senior Vice President

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Accepted and agreed:

FIDELITY PRIVATE CREDIT FUND

By:	/s/ Hadi Husain
Name:	Hadi Husain
Title:	Vice President

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Acknowledged and consented to:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:	/s/ Kevin Faber
Name:	Kevin Faber
Title:	Executive Director

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SCHEDULE I

Increasing Lender	Commitment Increase
U.S. Bank National Association	$10,000,000 (Multicurrency)

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EXHIBIT I

OFFICER’S CERTIFICATE

July 2, 2025

JPMorgan Chase Bank, N.A., as Administrative Agent

500 Stanton Christiana Road

NCC 5, Floor 1

Attention: Thomas Trullinger

Attention: Christopher Draper

Ladies and Gentlemen:

On behalf of Fidelity Private Credit Fund (the “Borrower”), I, Hadi Husain as Vice President of the Borrower, refer to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of April 10, 2025 (as amended, modified or supplemented from time to time, the “Credit Agreement; the terms defined therein being used herein as therein defined) among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. I also refer to the letter dated July 2, 2025 (the “Increase Request”) from the Borrower to the Administrative Agent, requesting that the aggregate amount of the Commitments be increased as set forth therein on the Increase Date (as defined in the Increase Request).

With respect to the Increase Request, I hereby certify in my capacity as an authorized officer of the Borrower and not in any individual capacity that each of the conditions to the related Commitment Increase (as defined in each applicable Increase Request) set forth in Sections 2.08(e)(i)(B), (D) and (E) of the Credit Agreement have been satisfied as of the date hereof.

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Very truly yours,

FIDELITY PRIVATE CREDIT FUND

By:	/s/ Hadi Husain
Name:	Hadi Husain
Title:	Vice President

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